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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 14, 2007


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                     GENERAL


ITEM 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2007, H. J. Heinz Company and William R. Johnson,
Chairman, President, and Chief Executive Officer, entered into a Time Sharing Agreement with respect to Mr. Johnson's lease of the Company's aircraft for personal use. Mr. Johnson will pay for identified actual expenses of each flight conducted under the Time Sharing Agreement not to exceed the maximum amount legally payable under Federal Aviation Administration rules. A copy of the Time Sharing Agreement is attached as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1 Time Sharing Agreement dated as of September 14, 2007 between H. J. Heinz Company and William R. Johnson.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Theodore N. Bobby
                                           ----------------------------------
                                           Theodore N. Bobby
                                           Executive Vice President and
                                           General Counsel


Dated: September 14, 2007